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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 14, 2006

                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

                 1-6627                                25-0927646
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        (Commission File Number)            (IRS Employer Identification No.)

            100 AIRSIDE DRIVE
       MOON TOWNSHIP, PENNSYLVANIA                        15108
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 (Address of Principal Executive Offices)              (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

On March 14, 2006, Michael Baker Corporation (the "Company") announced that it has reached a settlement in the previously disclosed lawsuit filed against the Company by A&L, Inc. ("A&L"), in which A&L alleged misrepresentation and breach of warranty in connection with the sale by the Company of certain assets of its heavy and highway construction business to A&L in 2000. A copy of the press release making this announcement is attached to this report as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibit is filed with this report on Form 8-K:

Exhibit No.    Description
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99.1           Press release issued March 14, 2006

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MICHAEL BAKER CORPORATION

                                                By: /s/  William P. Mooney
                                                    ----------------------------
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date: March 16, 2006

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                                  EXHIBIT INDEX

Number    Description                               Method of Filing
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99.1      Press release dated March 14, 2006        Filed herewith.